SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report:    January 24, 1996

                   Date of Earliest Event Reported:   January 23, 1996



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                        75-1475224
            ------                                        ----------
   (Commission File Number)                   (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 23, 1996, Registrant issued a press release announcing the unaudited results of operations for the three- and six-month periods ended December 31, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number               Description
               -------   -----------------------------------

                 99      Copy of press release announcing the
                         unaudited results of operations for the
                         three- and six-month periods ended
                         December 31, 1995.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  January 23, 1996            By:/s/ Jerry L. Roy
                                     ----------------------
                                     Jerry L. Roy,
                                     President



Date:  January 23, 1996            By:/s/ Michael J. Walsh
                                     ----------------------
                                     Michael J. Walsh
                                     Chief Financial Officer